Exhibit 99.1

Investor Relations

Press Release

Verint Updates Expected Timing Regarding the Completion of its Audit and Becoming Current With SEC Filings

MELVILLE, N.Y.—(BUSINESS WIRE)—Nov. 5, 2007— Verint Systems Inc. (Pink Sheets: VRNT) today announced an update to its expected timing regarding completing its audit and becoming current with its SEC filings. Previously, Verint had indicated that it was working toward being current by January 31, 2008. While Verint continues to commit all available resources towards achieving that goal, the company believes that it is likely to be delayed from that timetable as a result of its examination of accounting treatment for revenue recognition under complex contractual arrangements under AICPA Statement of Position (SOP) 97-2, Software Revenue Recognition (“SOP 97-2”). Based on currently available information, Verint believes that any revenue adjustments resulting from this examination will relate solely to the timing of revenue recognition and are not expected to impact historically reported cash balances, cash flows, the existence of Verint’s aggregate revenues or the validity of the transactions underlying the company’s revenue.

While the company has made significant progress on its previously announced internal review of certain accounting matter, in connection with the audit of the company’s financial statements for fiscal year 2006 (ended January 31, 2007) by its independent registered public accountants, the company is conducting a review of its recognition of revenue based on the application of SOP 97-2. In connection with this examination, Verint has begun performing a comprehensive review of its license and sale agreements, as well as re-performing technical calculations associated with the establishment of vendor specific objective evidence (“VSOE”). VSOE calculations involve making determinations regarding the fair value of the company’s maintenance, professional and implementation services, as well as the application of the relative fair value method to allocate revenue to each element of the company’s bundled hardware and software arrangements. If the company for accounting purposes is unable to determine the fair value of an undelivered element within a multiple element arrangement, as defined by VSOE, revenue for the entire arrangement is deferred until all elements have been delivered.

Verint currently expects that there will likely be some impact on the financial information and guidance that the company has reported in its press releases, conference calls and Form 8-Ks since April 17, 2006. Although Verint has previously cautioned that all of the financial information contained in its press releases, conference calls and Form 8-Ks since April 17, 2006 has been “preliminary, not complete, and expected to change,” Verint has concluded that its financial disclosure and guidance disclosure contained in its press releases and filings on Form 8-Ks since April 17, 2006 should no longer be relied upon. Also, until the SOP 97-2 evaluation is complete, the Company may not be in a position to provide revenue and other income statement information to investors.

Verint is continuing to examine the SOP 97-2 matters described above, as well as other revenue recognition and any other issues that may arise during the completion of the audit of open and prior periods. There can be no assurance that Verint will not discover additional accounting errors or issues or that such errors or issues, if they exist, will not be material. Because of the uncertainty regarding how long this review and the company’s audit generally will take, as well as the impact, if any, on the company’s timetable resulting from the review process of Comverse Technology, Inc. (the company’s majority shareholder), the company can not provide an updated filing date at this time.

About Verint Systems Inc.

Verint Systems Inc. (VRNT.PK), headquartered in Melville, New York, is a leading provider of analytic software-based solutions for workforce-enterprise optimization and security. Verint software, which is used by over 5,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Visit us at our website www.verint.com.

Cautionary Note Regarding Forward-looking Statements: Certain statements and information in this release that involve expectations, plans, intentions or strategies regarding the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They are often identified by words such as “will”, “anticipates”, “expects”, “intends”, “plans”, “believes”, “estimates” and similar expressions and statements about present trends and conditions that may extend into the future. These statements are not facts and are based upon information available to the Company as of the date of this release. The Company assumes no obligation to revise or update any such forward-looking statement except as otherwise required by law. Forward-looking statements believed true when made may ultimately prove to be incorrect. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations. Some of the factors that could cause actual future results or conditions to differ materially from current expectations include the impact on Verint’s financial results of the Comverse Special Committee’s review of matters relating to grants of Comverse stock options and other non-options related accounting matters; the impact on Verint’s financial results arising from Verint’s internal review of certain accounting matters, as well as the audit of its financial results by its independent registered public accountants; the impact of governmental inquiries arising out of or related to option grants and practices and/or other accounting areas under investigation by Comverse and Verint and the risk of regulatory action or private litigation relating to the same; the effect of Verint’s failure to timely file all required reports under the Securities Exchange Act of 1934; Verint’s ability to have its common stock relisted on The NASDAQ Global Market; customer and partner concern relating to the foregoing; risk that Verint’s recent merger with Witness Systems disrupts current plans and operations and the potential difficulties in employee retention and customer satisfaction as a result of the merger; the ability to recognize the expected benefits of the merger; the impact of the substantial indebtedness incurred to finance the consummation of the merger and challenges in maintaining covenant compliance; risks relating to current and potential future litigation or regulatory inquiries or actions inherited in connection with the merger, including with respect to Witness option grants and alleged patent infringement; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable revenue cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of Verint’s other acquisitions, including implementation of adequate internal controls; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint’s markets, which creates pricing pressure; managing our expansion in the Asia Pacific region; risks that Verint’s intellectual property rights may not be adequate to protect its business or that others may claim that Verint or its subsidiaries infringe upon their intellectual property rights; risks associated with Verint’s ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint’s products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint’s effective tax rate; risk that Verint improperly handles sensitive or confidential information or risk of misperception of such mishandling; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint’s infrastructure to support growth; risks associated with Comverse Technology, Inc. controlling Verint’s business and affairs;

and other risks described in filings with the Securities and Exchange Commission, including our Current Report on Form 8-K filed September 10, 2007. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint’s website at www.verint.com.

VERINT, the VERINT logo, ACTIONABLE INTELLIGENCE, POWERING ACTIONABLE INTELLIGENCE, STAR-GATE, RELIANT, VANTAGE, X-TRACT, NEXTIVA, ULTRA, AUDIOLOG, WITNESS, the WITNESS logo, IMPACT 360, the IMPACT 360 logo, IMPROVE EVERYTHING, EQUALITY, CONTACTSTORE, EYRETEL, BLUE PUMPKIN SOFTWARE, BLUE PUMPKIN, the BLUE PUMPKIN logo, EXAMETRIC and the EXAMETRIC logo, CLICK2STAFF, STAFFSMART, AMAE SOFTWARE and the AMAE logo are trademarks and registered trademarks of Verint Systems Inc. Other trademarks mentioned are the property of their respective owners.

CONTACT: Verint Systems Inc.
Alan Roden, 631-962-9304
alan.roden@verint.com